                                                                   EXHIBIT 10.20

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                                   AMENDMENT


     This Amendment is entered into as of March __, 2000 ("Amendment Effective Date") by and between Support.com, Inc., a Delaware corporation, formerly doing business as Tioga Systems, Inc. ("SPRT") and At Home Corporation, doing business as Excite@Home, a Delaware corporation ("EAH"). This Amendment modifies the OEM Agreement dated as of July 14, 1999, by and between SPRT and EAH (the "Agreement") to provide the terms for SPRT's development of an extension to its Product and for the parties to participate in certain co-marketing efforts with respect to such extension, in accordance with the terms of this Amendment.

     1.   Definitions.  As used in this Amendment, the following terms have the
          -----------
following meanings. Capitalized terms used but not defined in this Amendment have the meanings specified in the Agreement.

          1.1  Product Extension. "Product Extension" means the version of the
               -----------------
Product that SPRT will develop pursuant to this Amendment.

          1.2  Initial Term. "Initial Term" means the *** month period beginning
               ------------
with the Amendment Effective Date.

          1.3  Referred Customers.  "Referred Customers" means the customers of
               ------------------
SPRT that have purchased licenses to the Product Extension and that are referred to SPRT by EAH in accordance with this Amendment.

          1.4  Net Revenue. "Net Revenue" means the amount collected by SPRT for
               -----------
SPRT's sale of licenses to the Product Extension to Referred Customers, *** (a) ***% for sales expenses, and (b) any associated freight charges, insurance and other costs of shipping and handling, taxes and duties.

          1.5  Preliminary Specifications. "Preliminary Specifications" means
               --------------------------
the preliminary specifications for the Product Extension set forth in Exhibit A to this Amendment.

          1.6  Renewal Term. "Renewal Term" means the 12-month period after the
               ------------
Initial Term or Renewal Term, as applicable, of this Amendment.

          1.7  Specifications. The "Specifications" means the specifications for
               --------------
the Product Extension agreed upon by the parties pursuant to Section 2.1 of this Amendment.

          1.8  Term.  "Term" means the Initial Term and any and all Renewal
               ----
Terms.

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*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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     2.   Product Extension Development; Ownership.
          ----------------------------------------

          2.1 Within thirty (30) business days following the Amendment Effective Date, SPRT will submit to EAH a proposal for specifications for the Product Extension (the "Specifications") to be effective during the twelve (12) month period following the Amendment Effective Date. Neither the proposed Specifications nor EAH's proposed modifications will in any event add any new functionality to the Preliminary Specifications set forth in Exhibit A, but will provide additional detail associated with each component of the Preliminary Specifications. Within ten (10) business days following its receipt of the proposed Specifications, EAH shall notify SPRT that the proposed Specifications are acceptable or, if they are not acceptable in any respect, then EAH shall deliver to SPRT reasonable proposed modifications to the proposed Specifications. Any failure by EAH to notify SPRT that the proposed Specifications are not acceptable within the time frame set forth above shall be deemed an acceptance of the proposed Specifications. Within five (5) business days of receipt of EAH's modifications, SPRT must either accept and incorporate the proposed modifications or notify EAH that the modifications are not acceptable. Any failure by SPRT to notify EAH that the modifications are not acceptable within the time frame set forth above shall be deemed an acceptance of the modifications. If SPRT properly notifies EAH that the modifications are not acceptable, then the parties shall negotiate in good faith for a period of fifteen (15) days using commercially reasonable efforts to mutually agree upon acceptable Specifications. If after fifteen (15) days the parties are unable to mutually agree upon acceptable Specifications, then SPRT shall have an additional five (5) days to either accept EAH's most recent modifications or immediately terminate the Amendment. Upon the parties reaching agreement as to the Specifications, they each will execute a copy of an Exhibit setting forth the Specifications which shall then be appended as Exhibit A to this Amendment.

          2.2 Within thirty (30) business days prior to (a) the first anniversary of the Amendment Effective Date, and (b) each subsequent six (6) month period during the Initial Term, SPRT will submit to EAH proposed specifications ("Enhancement Specifications") with respect to such six (6) month period for enhancements to the Product Extension ("Enhancements"), for review and comment. Such Enhancement Specifications and EAH's proposed modifications thereto (a) will be for feature enhancements to the components and functionality in the Specifications, (b) will not in any event require a level of development effort on SPRT's part greater than one half (1/2) of the development effort required to develop the Product Extension as specified in the Specifications, and (c) will not be for new components which are not a part of the Specifications, unless mutually agreed upon. EAH must within ten (10) business days following its receipt of any such proposed Enhancement Specifications notify SPRT that the proposal is acceptable or, if not acceptable in any respect, then EAH must advise SPRT as to any proposed modifications to the proposed Enhancement Specifications. Any failure by EAH to notify SPRT that the proposal is not acceptable within the time frame set forth above shall be deemed an acceptance of the applicable Enhancement Specifications. SPRT will have five
(5) business days following receipt of notice of proposed modifications to either incorporate the proposed modifications into the proposal or notify EAH of its rejection of those proposed modifications. Any failure by SPRT to

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notify EAH that the modifications are not acceptable within the time frame set forth above shall be deemed an acceptance of the modifications. If SPRT properly notifies EAH that the modifications are not acceptable, then the parties shall negotiate in good faith for a period of fifteen (15) days using commercially reasonable efforts to mutually agree upon acceptable Enhancement Specifications. If after fifteen (15) days the parties are unable to mutually agree upon acceptable Enhancement Specifications, then SPRT shall have an additional five
(5) days to either accept EAH's most recent modifications or immediately terminate the Amendment. The foregoing notwithstanding, EAH and SPRT may add any new features or components to the Enhancement Specification by mutual agreement. Upon the parties reaching agreement as to the Enhancement Specifications, for each such six (6) month period, each party will execute a copy of an Exhibit setting forth the agreed-upon Enhancement Specifications which shall then be appended as a new Exhibit to this Amendment.

          2.3 Subject to the terms and conditions of this Amendment, SPRT will develop and deliver the Product Extensions and Enhancements in accordance with the Specifications and Enhancement Specifications, as applicable, including but not limited to delivery of such Product Extensions or Enhancements within the time frame set forth in the applicable Specification or Enhancement Specification, with allowance for slippage of delivery of any component by an additional ***% of the number of business days between the acceptance of the applicable Specification or Enhancement Specification and the time frame set forth for such component in such applicable Specification or Enhancement Specification. Upon completion of each Product Extension or Enhancement, SPRT will provide it to EAH. Within *** (***) *** after EAH's receipt of a Product Extension or Enhancement thereof (which will be provided in executable object code only), EAH will advise SPRT whether EAH considers the Product Extension or Enhancement to comply in all material respects with the applicable Specifications or Enhancement Specifications and will provide the reasons (including supporting documentation) of any material non-conformities. Any failure by EAH to notify SPRT that the Product Extension or Enhancements are not acceptable within the time frame set forth above shall be deemed acknowledgement by EAH that the Product Extension and/or Enhancements comply in all material respects with the applicable Specifications or Enhancement Specifications. In the case that EAH provides SPRT with such notice of any material non-conformities, SPRT shall have *** (***) *** to correct the non-conformities and re-submit the Product Extension or Enhancement to EAH for acceptance. Within *** (***) *** after receipt of the corrected Product Extension or Enhancement, EAH will advise SPRT whether EAH considers the Product Extension or Enhancement to comply in all material respects with the applicable Specifications or Enhancement Specifications and will provide the reasons (including supporting documentation) of any material non-conformities. Any failure by EAH to notify SPRT that the Product Extension or Enhancements are not acceptable within the time frame set forth above shall be deemed acknowledgement by EAH that the Product Extension and/or Enhancements comply in all material respects with the applicable Specifications or Enhancement Specifications. This process shall continue until the earlier to occur of: (i) EAH's acknowledgement that the Product Extension and/or Enhancements comply in all material respects with the applicable Specifications or Enhancement Specifications, or (ii) *** from the date of the initial notification by EAH of non-conformity of the applicable Product Extension

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*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

and/or Enhancement. In the event that the Product Extension and/or Enhancements fail to comply in all material respects with the applicable Specification or Enhancement Specification after *** (***) days from the initial notification by EAH of non-conformity of the applicable Product Extension and/or Enhancement, EAH may, at its sole discretion, terminate the Amendment.

          2.4 Upon completion of the Product Extension or Enhancement, the Product Extension or Enhancement will be deemed to be included in the Agreement as the "Product" and all terms relating thereto shall apply equally to the Product Extension and Enhancement, including but not limited to the license to EAH set forth in Section 2.1 through 2.3 and SPRT's ownership set forth in
Section 2.4. Notwithstanding the foregoing, EAH shall not be entitled to sublicense the Product, Product Extensions or Enhancements, except for the client-side component (referred to in the Agreement as the Tioga Agent), subject to terms of the Agreement.

     3.   Referral of Customers.
          ---------------------

          3.1 From time to time, EAH will, during the term of this Amendment, refer to SPRT certain EAH customers and partners who may be interested in licensing the Product, Product Extension, and/or Enhancements. EAH agrees that EAH will position the Product Extension and Enhancements to its customers and partners as the preferred solution for supporting an end user internet service. For each such customer or partner that EAH intends to refer to SPRT, EAH will provide a written notice of such referral, indicating contact information and other information reasonably requested by SPRT, in the form as mutually agreed by the parties. Referred Customers shall not include an entity which (a) Support.com, at the time the contact information is provided, had already contacted with respect to Support.com products, or (b) is already a customer of Support.com.

          3.2 SPRT may enter into an agreement with the Referred Customers at SPRT's own discretion and subject to terms and conditions agreed to with the Referred Customers. Nothing herein shall obligate SPRT to enter into any agreement with such Referred Customers. SPRT will have the right to determine in its sole discretion the price at which SPRT licenses the Product Extension to Referred Customers.

     4.   Marketing.
          ---------

          4.1 The parties will issue and globally distribute a joint press release announcing the parties' relationship within 30 calendar days of the Amendment Effective Date. The parties may, as from time to time they may mutually agree, issue additional joint press releases regarding successful development and marketing efforts of the Product Extension and Enhancements, and regarding the parties' relationship established by this Amendment. Neither party may otherwise issue any press releases or other public announcements with respect to this Amendment, without the other party's prior written consent.

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*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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          4.2  The parties will co-brand the Product Extension and the
Enhancements for EAH partners and customers.

     5.   Payments.
          --------

          5.1 EAH agrees to pay SPRT for the development of the Product Extension the amount of *** U.S. Dollars ($***), payable over a *** period as set forth in Exhibit B. EAH shall also pay SPRT for professional services time on the same terms and conditions as set forth in the Agreement. Such payments shall be in addition to the License Fees set forth in Section 4.1 of the Agreement.

          5.2 As consideration for EAH's referral of Referred Customers to SPRT with respect to the Product Extension and/or Enhancements as provided under this Amendment, and in the event that SPRT actually utilizes the contact information provided by EAH to license the Product Extension or the Enhancements to the Referred Customer during the Term, then SPRT will pay EAH *** percent (***%) of SPRT's Net Revenue over $*** from licensing of the Product Extension or the Enhancements to such Referred Customers. For the avoidance of doubt, EAH shall be entitled to receive *** percent (***%) of additional Net Revenue received by SPRT for Product Extension license fees from such Referred Customers during the Term.

          5.3 Notwithstanding the foregoing, the parties agree that EAH will not be entitled to share in revenue received by SPRT from Referred Customers solely for upgrades to the Product Extension that arise in connection with or are necessary because of modifications made by SPRT to the Product Extension, if SPRT charges for such upgrades. If any such upgrade is included as part of the original sale of the Product Extension license to the Referred Customer, then EAH will be entitled to its share of the Net Revenue from that sale pursuant to
Section 5.2, other than the portion of the Net Revenue attributable to the upgrade.

          5.4 EAH's share of the Net Revenues, if any which may accrue under this Amendment will be payable on a quarterly basis throughout the Term and will be payable by SPRT within 60 days after the end of each calendar quarter. Along with each payment, SPRT will provide EAH with a report detailing the amount of Net Revenues paid hereunder. Such report will include, at a minimum, Referred Customer name, date of purchase, installation date, calculation of Net Revenue and EAH's share of the Net Revenue. SPRT will pay in United States dollars.

     6.   Term and Termination.
          --------------------

          6.1 This Amendment shall take effect as of the Amendment Effective Date and shall continue in effect, unless and until terminated in accordance with this Section, during the Term.

          6.2 The term of the Agreement, as set forth in Section 14.1 of the Agreement, shall be extended to be co-terminus with this Amendment. Section
14.2.1 of

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*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

the Agreement shall no longer have any force or effect. Notwithstanding the foregoing, termination of this Amendment shall not affect the terms and obligations of the Agreement, and in the event of termination of this Amendment, the Agreement shall no longer be co-terminus with this Amendment.

          6.3 This Amendment shall terminate automatically upon any termination of the Agreement.

          6.4 This Amendment may be terminated by either party if the other party breaches any of its material obligations and fails to cure such breach within a 30-day period after written notice of such breach.

          6.5 Upon any termination of this Amendment, only those payments that have accrued pursuant to this Amendment prior to the effective date of termination will survive and be payable within 60 days of the effective date of termination, even if longer terms had been provided previously. The provisions of Section 14.3 through 14.5 of the Agreement shall apply.

     7.   Effect of Amendment; Modification.  In the event of a conflict between
          ---------------------------------
a term or terms of this Amendment and a term or terms of the Agreement, the term or terms in this Amendment shall control. This Amendment constitutes the entire agreement between the parties with respect to the subject matter contained herein, and supersedes all prior oral or written communications between the parties with respect to the subject matter hereof, but does not supersede the Agreement unless expressly provided otherwise in this Amendment. This Amendment may not be modified, amended or discharged except in writing signed by duly authorized representatives of both parties.

     8.   Counterparts.  This Amendment may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.


At Home Corporation                    Support.com, Inc.


BY: /s/ Lenny Alugas                   BY: /s/ Radha R. Basu
-----------------------------              -------------------------------


NAME: Lenny Alugas                     NAME: Radha R. Basu
      -----------------------               ------------------------------


TITLE: V.P. Customer Care              TITLE: CEO & President
      -----------------------                -----------------------------

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                                   Exhibit A
                          Preliminary Specifications

The Product Extension shall have the following components or capabilities:
     1. *** with ***: SPRT shall implement *** with *** within *** (***) *** of acceptance of the Specifications.
     2. The ability for *** to *** a set of *** from the ***, and to take appropriate action *** ("*** and ***") shall be *** by SPRT within *** (***) *** of *** of the Specifications.
     3. *** of *** shall be *** by SPRT within *** (***) *** of *** of the Specifications.
     4. A *** version of the *** user *** (the "***") shall be *** within *** (***) *** of *** of the Specifications.

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*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.
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                                   Exhibit B

                                 License Fees

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Payment                   Due Date
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$***             ***
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$***             ***
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$***             ***
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$***             ***
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$***             ***
-------------------------------------------
$***             ***
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$***             ***
-------------------------------------------
$***             ***
-------------------------------------------
$***             ***
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$***             ***
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$***             ***
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$***             Total
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*  CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.